SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                 August 4, 2000
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                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
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             (Exact name of Registrant as specified in its charter)



    Delaware                 0-28538                    13-5630895
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   (State or other          (Commission                (IRS Employer
    jurisdiction of          File Number)               Identification
    incorporation)                                      Number)



         1999 Broadway, Suite 4300, Denver, CO                   80202
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        (Address of principal executive offices)                (Zip Code)


                                 (303) 296-5600
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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             (Former name or address, if changed since last report)

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Item 5:  Other Events

         On July 21, 2000 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant regarding Registrant's first quarter results and deferral of preferred stock dividends.


Item 7:     Financial Statements, Pro Forma Financial Information and Exhibits

   (c)      Exhibits

            Item No.     Exhibit List
           ----------   -------------------------------------------------------

            99.1         Press Release dated July 21, 2000 issued by Registrant

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 TITANIUM METALS CORPORATION
                                                (Registrant)




                                              By: /s/ Joan H. Prusse
                                                -------------------------
                                                Joan H. Prusse
                                                Vice President, Deputy General
                                                  Counsel and Secretary


Date: August 4, 2000